UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2009

ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 Linwood Avenue, Suite 100
Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip code)

(201) 363-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 9, 2009, ORBCOMM Inc. (the “Company”) released its earnings for the third fiscal quarter of 2009 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. The press release is attached herewith as Exhibit 99 and is incorporated herein by reference. In addition, the Company will discuss its financial results during a webcast and teleconference call Monday, November 9, 2009 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company’s website at www.orbcomm.com.

The information contained in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

EBITDA is defined as earnings attributable to the Company before interest income (expense), provision for income taxes and depreciation and amortization. The Company believes EBITDA is useful to its management and investors in evaluating its operating performance because it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance; it also helps the Company’s management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, the Company’s management uses EBITDA in presentations to the Company’s board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company’s annual operating budget.  The Company also believes that EBITDA less stock-based compensation expense for continued and discontinued operations, noncontrolling interests and pre-control earnings of consolidated subsidiary, and impairment charge, net of insurance recovery (Adjusted EBITDA), is useful to investors to evaluate the Company’s core operating results and financial performance and its capacity to fund capital expenditures, because it excludes items that are significant non-cash expenses reflected in the condensed consolidated statements of operations.  EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While the Company considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
99           Press Release of the Company dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By /s/ Robert G. Costantini
Name: Robert G. Costantini
Title: Executive Vice President and Chief
Financial Officer

Date:  November 9, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release of the Company dated November 9, 2009.